UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

        MICROSTRATEGY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2005, the Board of Directors approved new arrangements with respect to compensation of non-employee directors, which provide that (i) each non-employee director is paid $8,000 for each quarterly meeting of the Board of Directors (“Quarterly Board Meeting Fee”) which the director attends in person, (ii) each member of the audit committee is paid $4,000 for each quarterly meeting of such committee which the director attends in person, and (iii) each non-employee director may be paid up to $12,000 in any fiscal quarter for additional services delegated by the Board of Directors to such director in the director’s capacity as a member of the Audit Committee, the Board of Directors or any other committees of the Board of Directors, provided that any such fee paid with respect to a particular service must be approved by the Board of Directors following the completion of such service by the director. Under these arrangements, a non-employee director may be paid a Quarterly Board Meeting Fee for attending a quarterly Board meeting via telephonic conference call if the director has good reason for the director’s failure to attend such meeting in person as determined by the Chairman of the Board, but such payment is limited to one occurrence in any given fiscal year. The arrangements are effective as of January 1, 2005 and supersede the compensation arrangements with respect to non-employee directors that had been in effect immediately prior to such date.

Item 2.02. Results of Operations and Financial Condition.

Fourth Quarter and Full Year Financial Results

On January 27, 2005, the Company issued a press release announcing the Company’s financial results for the quarter and full year ended December 31, 2004 and providing certain additional outlook information. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit	Document

	99.1	Press release, dated January 27, 2005, regarding the Company’s financial results for the quarter and full year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2005	MicroStrategy Incorporated (Registrant)

	By:	/s/ MICHAEL J. SAYLOR
	Name: Title:	Michael J. Saylor President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 27, 2005, regarding the Company’s financial results for the quarter and full year ended December 31, 2004.